UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

HER IMPORTS

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	30-0802599
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 W. Charleston Blvd., Suite 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 3, 2017, the Board of Directors accepted the resignation of Barry Hall as Secretary of the Company. Mr. Hall remains Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer. The Board of Directors of the Company have appointed Mr. Denis Betsi, a Director and Chief Technology Officer as Secretary of the Company. Mr. Betsi holds this office until he resigns, is removed by the Board, or his successor is elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Her Imports
Registrant

Date: May 4, 2017	/s/ Barry Hall
Name: Barry Hall
Title: CEO/CFO